UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 23, 2007

Santa Lucia Bancorp

(Exact name of Registrant as specified in its charter)

California	000-51901	35-2267934
(State or other jurisdiction	(File number)	(I.R.S. Employer
of incorporation)		Identification No.)

7480 El Camino Real, Atascadero, CA		93422
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code   (805) 466-7087

Not Applicable

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Statement

Item 2.02	Results of Operation and Financial Condition

“This 8-K/A is filed to amend the 8-K filed by Santa Lucia Bancorp (the “Company”) on July 24, 2007, which was filed to, among other things, disclose the Company’s financial results for the quarter and six month period ended June 30, 2007, and include as an exhibit an earnings release announcing such financial results.  The Company is reissuing its earnings release for the results of the quarter and six months ended June 30, 2007, to correct an error in the Selected Financial Information table included in the release in the column of that table related to the three months ended June 30, 2007.  The correction affects the reported results for the three month period in the table and in the narrative of the earnings release originally issued on July 23, 2007.  The Company is reissuing the release in its entirety to avoid any confusion, and filing the corrected release with this 8-K/A.”

The press release is attached to this report as Exhibit 99.1.

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers. (d) – Election of Director

On July 23, 2007, Jerry W. DeCou III, Chairman of the Board of Santa Lucia Bancorp announced the appointment of John C. Hansen, Executive Vice President and CFO to the Board of Directors of Santa Lucia Bancorp effective July 18, 2007.

Section 8 – Other Events

Item 8.01	Other Events.

On July 23, 2007, Jerry W. DeCou III, Chairman of the Board of Santa Lucia Bancorp announced the appointment of John C. Hansen to the Board of Directors of Santa Lucia Bancorp.  The press release also announced the promotion of John C. Hansen to President and COO of Santa Lucia Bank and appointment to the Board of Directors of Santa Lucia Bank effective July 1, 2007.  Larry H. Putnam remains as Chief Executive Officer of Santa Lucia Bank and President and Chief Executive Officer of Santa Lucia Bancorp.

Please refer to the Press Release dated July 23, 2007 attached hereto and made a part hereof.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated July 27, 2007 – Earnings
99.2	Press release dated July 23, 2007 – Appointment

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 30, 2007	SANTA LUCIA BANCORP

	By:	/s/ LARRY H. PUTNAM
Larry H. Putnam
President & CEO

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 27, 2007 announcing earnings for quarter ending June 30, 2007.

99.2	Press Release dated July 23, 2007 announcing the appointment of John C. Hansen to the Board of Directors of Santa Lucia Bancorp and President – COO and Director of Santa Lucia Bank.